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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 26, 1999



                            Commercial Credit Company
             (Exact name of registrant as specified in its charter)


    Delaware                      1-6594                  52-0883351
    --------                      ------                  ----------
   (State or other             (Commission              (IRS Employer
   jurisdiction of             File Number)             Identification No.)
   incorporation)

                 300 Saint Paul Place, Baltimore, Maryland      21202
                 ------------------------------------------------------
                  (Address of principal executive offices)    (Zip Code)

                                 (410) 332-3000
                                 --------------
              (Registrant's telephone number, including area code)





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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K


Item 5. OTHER EVENTS.

     Pursuant to a proposed reorganization (the "Reorganization"), Commercial Credit Company ("CCC"), currently a subsidiary of Citigroup Inc. ("Citigroup"), will become an indirect wholly owned subsidiary of Citicorp, another Citigroup subsidiary. In connection with the Reorganization, Citicorp will issue a full and unconditional guarantee (the "Guarantee") of all outstanding long-term debt securities and commercial paper of CCC and CCC's debt securities and commercial paper will no longer be separately rated. Subject to obtaining certain regulatory approvals by the Securities and Exchange Commission, CCC intends, following the issuance of the Guarantee and the filing of CCC's second quarter 10-Q, to cease filing periodic reports as required by the Securities Exchange Act of 1934.

     Citicorp and CCC intend to file a registration statement on Form S-3 for the registration of the Guarantee and all market-making transactions in the guaranteed long-term debt securities by affiliates of Citicorp and CCC, including Salomon Smith Barney Inc., another subsidiary of Citigroup.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 23, 1999                      COMMERCIAL CREDIT COMPANY



                                           By /s/Firoz B. Tarapore
                                              -----------------------
                                                   Firoz B. Tarapore
                                                   Vice President and
                                                   Treasurer

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